UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 14, 2011

ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
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(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer or Identification No.)

24663 Mound Road, Warren, MI  48091
___________________________________________________

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

586-486-5308

(Former Name or Former Address, if Changed Since Last Report.)
___________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Fairmount Five Convertible Preferred Securities Agreement

On March 9, 2011, we and Fairmount Five, LLC, a Michigan limited liability company (“Fairmount”), entered into a Convertible Preferred Securities Agreement (the “Preferred Securities Agreement”) for the issuance and sale of 2,400 of our 5.0% Cumulative Convertible Preferred Shares, Series C (the “Convertible Preferred Shares”) at a purchase price of $1,000 per share.  The members of Fairmount are James Juliano, Joseph Nirta, Scott Cipa, John M. “Pete” Salpietra and Steven Bull.  These individuals previously submitted investment proposals to us.  Messrs. Juliano and Nirta are members of our Board of Directors.

The initial closing of the sale of our Convertible Preferred Shares occurred on March 9, 2011. Fairmount acquired 1,045 Convertible Preferred Shares at an aggregate purchase price of $1,045,000.  Shares acquired at the initial closing were for retirement of our previously issued promissory notes to Messrs. Juliano ($100,000) and Salpietra ($120,000) and funds advanced to us by Fairmount prior to the initial closing to settle a significant portion of our outstanding debt.  Fairmount committed to acquiring 1,355 additional Convertible Preferred Shares by depositing $1,355,000 into an escrow account.  The escrow agent will release additional funds to us upon our request and will release additional Convertible Preferred Shares to Fairmount in the amount of each request.  Fairmount has the right to terminate additional investments if we file bankruptcy, dissolve and/or liquidate or a judgment is issued against us.

The Convertible Preferred Shares have a liquidation preference of $1,000 per share.  Fairmount may convert the Convertible Preferred Shares into our common stock at a conversion price of $.06 per share.  On or after May 15, 2012, we may require Fairmount to convert up to 100% of its shares of Convertible Preferred Shares if the volume-weighted average price of our common stock price exceeds $2.00 per share for a continuous 30-day period.  The Convertible Preferred Shares will pay cumulative cash dividends at a rate of 5% per annum, subject to declaration by our Board of Directors.  On or after May 15, 2014, we may redeem the Convertible Preferred Shares.  On or after May 15, 2016, Fairmount may redeem the Convertible Preferred Shares.

We have granted Fairmount “piggyback” registration rights.  Fairmount shall have the right to appoint two members to the Board for a period of three years.

This brief description of the terms and conditions of the Preferred Securities Agreement in this Item 1.01 is qualified in its entirety by the terms of the Preferred Securities Agreement.

Bonner Convertible Preferred Securities Agreement

On March 11, 2011, we and John Bonner, a Michigan resident (“Bonner”), entered into a Convertible Preferred Securities Agreement (the “Preferred Securities Agreement”) for the issuance and sale of 120 of our 5.0% Cumulative Convertible Preferred Shares, Series C (the “Convertible Preferred Shares”) at a purchase price of $1,000 per share.

The closing of the sale of our Convertible Preferred Shares occurred on March 11, 2011. Bonner acquired 120 Convertible Preferred Shares at an aggregate purchase price of $120,000.

The Convertible Preferred Shares have a liquidation preference of $1,000 per share.  Bonner  may convert the Convertible Preferred Shares into our common stock at a conversion price of $.06 per share. On or after May 15, 2012, we may require Bonner to convert up to 100% of its shares of Convertible Preferred Shares if the volume-weighted average price of our common stock price exceeds $2.00 per share for a continuous 30-day period.  The Convertible Preferred Shares will pay cumulative cash dividends at a rate of 5% per annum, subject to declaration by our Board of Directors.  On or after May 15, 2014, we may redeem the Convertible Preferred Shares.  On or after May 15, 2016, Bonner may redeem the Convertible Preferred Shares.

We have granted Bonner “piggyback” registration rights.

This brief description of the terms and conditions of the Preferred Securities Agreement in this Item 1.01 is qualified in its entirety by the terms of the Preferred Securities Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

Fairmount Five Convertible Preferred Securities Agreement

On March 9, 2011, we and Fairmount entered into the Preferred Securities Agreement for the issuance and sale of Convertible Preferred Shares, Series C at a purchase price of $1,000 per share.  The Convertible Preferred Shares have a liquidation preference of $1,000 per share and a conversion price of $.06 per share.  The Convertible Preferred Shares will pay cumulative cash distributions initially at a rate of 5% per annum, subject to declaration by the Board.

The initial closing of the sale of the Convertible Preferred Shares occurred on March 9, 2011 and Fairmount acquired 1,045 Convertible Preferred Shares at an aggregate purchase price of $1,045,000.  Fairmount committed to acquiring 1,355 additional Convertible Preferred Shares by depositing $1,355,000 into an escrow account.  The escrow agent will release additional funds to us upon our request and will release additional Convertible Preferred Shares to Fairmount in the amount of each request.  Fairmount has the right to terminate additional investments if we file bankruptcy, dissolve and/or liquidate or a judgment is issued against us.

The Company offered and sold the Convertible Preferred Shares to the Purchaser in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act.

The Convertible Preferred Shares and our underlying common shares  issuable upon conversion of the Convertible Preferred Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Bonner Convertible Preferred Securities Agreement

On March 11, 2011, we and Bonner entered into the Preferred Securities Agreement for the issuance and sale of Convertible Preferred Shares, Series C at a purchase price of $1,000 per share.  The Convertible Preferred Shares have a liquidation preference of $1,000 per share and a conversion price of $.06 per share.  The Convertible Preferred Shares will pay cumulative cash distributions initially at a rate of 5% per annum, subject to declaration by the Board.

The closing of the sale of the Convertible Preferred Shares occurred on March 9, 2011 and Bonner acquired 120 Convertible Preferred Shares at an aggregate purchase price of $120,000.

The Company offered and sold the Convertible Preferred Shares to the Purchaser in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act. The Convertible Preferred Shares and our underlying common shares issuable upon conversion of the Convertible Preferred Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01. Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.

DATE: March 14, 2011	By: /s/ Daniel V. Iannotti
Daniel V. Iannotti
Vice President, General Counsel & Secretary